EXHIBIT 10.1

NEW PE HOLDCO LLC

CALL OPTION AGREEMENT

THIS CALL OPTION AGREEMENT, (“Agreement”) dated as of June 29, 2010, is made by and among New PE Holdco LLC, a Delaware limited liability company (the “Company”), Pacific Ethanol, Inc., a Delaware corporation (“PEI”) and certain members of the Company listed on Schedule A hereto (the “Granting Members”).

W I T N E S S E T H

WHEREAS, as of the date hereof the Company has issued limited liability company interests denominated as “Units” pursuant to the LLC Agreement (as defined below) to the Granting Members in connection with the consummation of that certain Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated April 16, 2010, filed with the United States Bankruptcy Court for the District of Delaware by the predecessors in interest to the Company’s direct and indirect wholly-owned subsidiaries;

WHEREAS, as of the date hereof and in connection with the issuance of the Units, the Company and the Granting Members, among others, have executed that certain Limited Liability Company Agreement of New PE Holdco LLC (the “LLC Agreement”);

WHEREAS, the Granting Members have agreed with PEI that PEI will have the right to acquire the Call Option Units (as defined herein) from the Granting Members at the Call Option Price (as defined herein); and

WHEREAS, the parties desire hereby to provide for the terms and conditions upon which the Call Option Units may be acquired by PEI, and the Call Option Amount shall be paid.

NOW, THEREFORE, in consideration of the agreements and mutual covenants and based upon the representations and warranties set forth herein, the parties agree as follows:

1.   Definitions.

“Call Option Amount” has the meaning set forth in Section 2(a).

“Call Option Price” means $120,000 per Call Option Unit.

“Call Option” has the meaning set forth in Section 2(a).

“Call Option Units” has the meaning set forth in Section 2(a).

“LLC Agreement” has the meaning set forth in the recitals hereto.

“Exercise Notice” has the meaning set forth in Section 2(b).

“Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“Transfer” means, as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition and, as a verb, voluntarily or involuntarily to transfer, sell, pledge or hypothecate or otherwise dispose of.

“Transferee” has the meaning set forth in Section 7.

“Units” has the meaning set forth in the recitals hereto.

2.   Call Option.

(a)   Each of the Granting Members hereby grants to PEI the right (the “Call Option”) to acquire from such Granting Member (or from its Transferee(s), if any) such number of its Units as is set forth opposite such Granting Member’s name on Schedule A hereto (as to any Granting Member, its “Call Option Units”) in exchange for payment of an amount equal to the (i) Call Option Price multiplied by (ii) the number of such Granting Member’s Call Option Units (as to each Member, such Member’s “Call Option Amount”).

(b)   PEI shall have the right, in its sole discretion, to exercise the Call Option by giving written notice to each of the Granting Members (the “Exercise Notice”) not earlier than five (5) Business Days after the date hereof and not later than ninety (90) days after the date hereof.  The Call Option will expire at 5:00 p.m. (Pacific time) on September 28, 2010.

(c)   The Exercise Notice shall include the number of Call Option Units that PEI intends to purchase in connection with its exercise of the Call Option (such Call Option Units, the “Purchase Units”) and the Call Option Amount payable to each Granting Member.  If the number of Purchase Units is less than all of the Call Option Units, then the Purchase Units shall be allocated on a pro rata basis among the Granting Members based upon the proportion each Granting Member’s Call Option Units bear to the total number of all Call Option Units. The Company shall make such allocations and deliver notice thereof, and of each Granting Member’s Call Option Amount, to PEI and each Granting Member (the “Reallocation Notice”).

(d)   Upon (i) notice of exercise by PEI of the Call Option with respect to all of the Call Option Units or, if for less than all Call Option Units, upon the Company’s delivery of  the Reallocation Notice and (ii) the subsequent tender of the Call Option Amount to each Granting Member, the Granting Members shall be deemed automatically, and without the need for any certificates to be delivered to PEI, to have sold and transferred to PEI its share of the Purchase Units.

3.   Legend.

Each certificate evidencing any Call Option Units shall bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ENTITLED TO THE BENEFITS OF THE TERMS OF A CALL OPTION AGREEMENT, DATED AS OF JUNE 29, 2010, A COPY OF WHICH IS ON FILE WITH THE ISSUER AND WILL BE FURNISHED TO ANY HOLDER ON REQUEST TO THE ISSUER.  SUCH AGREEMENT PROVIDES, THAT THIS SECURITY IS SUBJECT (IN WHOLE OR IN PART, AS APPLICABLE) TO PURCHASE BY CERTAIN PERSONS UPON THE OCCURRENCE OF CERTAIN EVENTS.

4.   Granting Member Representations.  Each of the Granting Members represents that:

(a)   It has all requisite corporate, limited liability company, partnership or other entity power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)   The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, limited liability company, partnership or other entity action;

(c)   This Agreement has been duly authorized and validly executed by it;

(d)   Neither the execution, delivery nor performance of this Agreement will result in the imposition of any lien or encumbrance on any Call Option Unit in favor of any third party;

(e)   There is no litigation, action, suit, investigation, proceeding by or before any governmental authority or arbitrator pending or, to its knowledge, threatened against such Granting Member, which would prohibit its entering into, or that could materially and adversely affect its ability to perform its obligations under, this Agreement;

(f)   This Agreement is a binding agreement on the part of such Granting Member enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights and general principles of equity; and

(g)   Such Granting Member is the sole record and beneficial owner of its Call Option Units and owns such Call Option Units free and clear of any lien or other encumbrance created by such Granting Member, and, if such Granting Member is a Transferee, it acquired its Call Option Units as part of a Permitted Transfer pursuant to (and as defined in) the LLC Agreement.

5.   PEI Representations.  PEI represents that:

(a)   It has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)   The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action;

(c)   This Agreement has been duly authorized and validly executed by it;

(d)   There is no litigation, action, suit, investigation, proceeding by or before any governmental authority or arbitrator pending or, to its knowledge, threatened against it, which would prohibit its entering into, or that could materially and adversely affect its ability to perform its obligations under, this Agreement;

(e)   This Agreement is a binding agreement on the part of PEI enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights and general principles of equity; and

(f)   It is acquiring the Call Option Units for its own account for investment purposes only and not with a view to the distribution or resale thereof, in whole or in part.

6.   Equitable Relief.  Each party hereto agrees with the other parties hereto that the other parties would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event.  Accordingly, it is agreed that, to the fullest extent permitted by law, in addition to any other remedy to which the nonbreaching parties hereto may be entitled, at law or in equity, such nonbreaching parties shall be entitled to seek injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

7.   Assignment and Transfer.

(a)   No Granting Member may Transfer, offer to Transfer, or accept an offer from any proposed Transferee for, all or any amount of its Call Option Units to another Person (a “Transferee”) unless (i) such Transfer is a Permitted Transfer pursuant to (and as defined in) the LLC Agreement and (ii) the Transferee acknowledges and agrees in writing (y) that the Call Option Units it is acquiring are subject to the Call Option as set forth in this Agreement and (z) to be bound by this Agreement. Such acknowledgment and agreement by a Transferee shall be delivered to the Company.

(b)   Upon any Transfer of any Call Option Units to any Person in violation of Section 7(a), the Granting Member attempting such Transfer shall remain fully bound hereby.

8.   Miscellaneous.

(a)   Notices.  Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile or electronic mail, if (y) delivery by electronic mail is permitted by such Person (which it shall be, unless otherwise indicated on such Person’s signature page hereto) and (z) either (A) telephonic or electronic confirmation of delivery is obtained or (B) such facsimile or electronic mail is followed by a hard copy of the communication sent promptly thereafter by registered or certified mail, postage and charges prepaid, in each case addressed as follows, or to such other address as such Person may from time to time specify by notice to the Company pursuant to this Section 13.1: (a) if to the Company, to c/o JT Miller Group LLC, 777 Campus Commons Road #200, Sacramento, CA, 95825, facsimile 916.565.7423, jtm@jtmillergroup.com; (b) if to PEI, to Pacific Ethanol, Inc., 400 Capitol Mall, Suite 2060, Sacramento, CA 95814 (Attention: Neil Koehler), facsimile 916.446.3937; and (c) if to any of the Granting Members, to the notice address listed on such Granting Member’s signature page to this Agreement.

(b)   Amendment.  No change in or modification of this Agreement shall be valid unless the same shall be in writing and signed by the Company, each Granting Member and PEI.

(c)   Waiver.  No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege.  The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have.  No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

(d)   Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document.  All counterparts shall be construed together and shall constitute one agreement.  This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission (including a PDF file), shall be treated in all manner and respects as an original Agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No party hereto shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

(e)   On File with the Company.  A copy of this Agreement and of all amendments hereto shall be kept on file at the Company.

(f)   GOVERNING LAW.  THE LAWS OF THE STATE OF DELAWARE SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION OF THE RIGHTS AND DUTIES ARISING HEREUNDER, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS.

(g)   Submission to Jurisdiction; Waiver of Jury Trial and Venue.

(1)   SUBMISSION TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(2)   WAIVER OF JURY TRIAL AND VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, (i) ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR AND (ii) ANY OBJECTION THAT SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 8(g)(1).  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(3)   Service of Process.  Each party hereto agrees that service of process may be effectuated by mailing a copy of the summons and complaint, or other pleading, by certified mail, return receipt requested, in accordance with Section 8(a).

(h)   Termination.  This Agreement may be terminated at any time by an instrument in writing signed by the Granting Members and PEI.  This Agreement shall automatically terminate (i) at 5 p.m. (Pacific time) on September 28, 2010 if the Call Option has not been exercised prior thereto, or (ii) immediately following the completion of the purchase of the Call Option Units (including payment of the Call Option Amount to each Granting Member) if the Call Option has been exercised.

(i)   Further Assurances.  Each party agrees to execute and deliver additional documents and take other actions that another party may reasonably request for purposes of carrying out the transactions contemplated by this Agreement.

(j)   Benefit and Binding Effect.  Except as otherwise provided in this Agreement, no right under this Agreement shall be assignable and any attempted assignment in violation of this provision shall be void.  Every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, administrators, heirs, successors, Transferees, and assigns.  It is understood and agreed among the parties that this Agreement and the covenants made herein are made expressly and solely for the benefit of the parties hereto, and that no other Person, other than as expressly set forth in this Section 8(j), shall be entitled or be deemed to be entitled to any benefits or rights hereunder, nor be authorized or entitled to enforce any rights, claims or remedies hereunder or by reason hereof.

(k)   Severability.  Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.  The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement.  If any time period set forth herein is held by a court of competent jurisdiction to be unenforceable, a different time period that is determined by the court to be more reasonable shall replace the unenforceable time period.

(l)   Headings; Construction.  Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.  Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any party.  Every schedule and other addendum attached to this Agreement and referred to herein is incorporated in this Agreement by reference unless this Agreement expressly otherwise provides.  All terms and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

(m)   Time.  In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included, but the time shall begin to run on the next succeeding day.  The last day of the period so computed shall be included, unless it is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or legal holiday.

(n)   Entire Agreement.  This Agreement contains the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and all contemporaneous oral agreements.

IN WITNESS WHEREOF, the parties hereto have executed this Call Option Agreement as of the day and year first above written.

COMPANY:

NEW PE HOLDCO LLC

By: /s/ John T. Miller
John T. Miller

PEI:
PACIFIC ETHANOL, INC.

By: /s/ Neil M. Koehler
Name: Neil M. Koehler
Title: CEO

GRANTING MEMBERS:

ANB ENERGY HOLDINGS, LLC

By: /s/ Craig L. Sanders
Craig L. Sanders
Vice President

Address: P.O. Box 1
Amarillo, Texas 79101

Facsimile: (806) 345-1663

Email: craig.sanders@anb.com

CIFC FUNDING 2007-III ASET-V LLC

By: /s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Co-Chief Investment Officer

Address: _______________________________________
_______________________________________________

Facsimile: _______________________________________

Email: __________________________________________

CIFC FUNDING 2007-IV ASET-IV LLC

By: /s/ Steve Vaccaro
Name: Steve Vaccaro
Title: Co-Chief Investment Officer

Address: _______________________________________
_______________________________________________

Facsimile: _______________________________________

Email: __________________________________________

CITIGROUP GLOBAL MARKETS INC.

By: /s/ Vincent J. Farrell
Name: Vincent J. Farrell
Title: Authorized Signatory

Address: 1615 Baett Road
Newcastle, DE 19720

Facsimile: _______________________________________

Email: glcorporateaction@citigroup.com

CREDIT SUISSE SECURITIES (USA) LLC

By: /s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

Address: 11 Madison Avenue
5th Floor
New York, NY 10010

Facsimile: (212) 743-3560

Email: terri.labarbera@credit-suisse.com

CREDIT SUISSE CANDLEWOOD PRIVATE FINANCE FUND L.P.

By: Credit Suisse Alternative Capital, Inc.,
as investment manager

By: /s/ Grant Pothast
Name: Grant Pothast
Title: Managing Director

Address: _______________________________________
_______________________________________________

Facsimile: _______________________________________

Email: __________________________________________

CIFC FUNDING 2007-48 LTD

By: /s/ Michio Brunner
Name: Michio Brunner
Title: Authorized Signatory

Address: 383 Madison
New York, NY 10179

Facsimile: __________________________________

Email: CH_Structured_NY@jpmorgan.com

CIFC FUNDING 2007-50 LTD

By: /s/ Michio Brunner
Name: Michio Brunner
Title: Authorized Signatory

Address: 383 Madison
New York, NY 10179

Facsimile: __________________________________

Email: CH_Structured_NY@jpmorgan.com

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ David G. Yu
Name: David G. Yu
Title: Director

Address: 10 Park Avenue
Morristown, NJ 07962

Facsimile: (973) 355-4230

Email: dyu@metlife.com

NKPACIFIC LLC

By: /s/ Stefan Gerig
Stefan Gerig
Authorized Signatory

Address: Thurgauerstrasse 54
8050 Zurich / Switzerland

Facsimile: +41 44 306 49 11

Email: stefan.gerog@nordkapbank.com

SERIES G OF SPECIAL ASSET EQUITY HOLDINGS SERIES, LLC

By: /s/ Salvatore Esposito
Name: Salvatore Esposito
Title: Managing Director

By: /s/ Andrew Sherman
Name: Andrew Sherman
Title: Executive Director

Address: 245 Park Avenue
New York, NY 10167

Facsimile: ____________________________________

Email: salvatore.esposto@Rabobank.com

BANCO DE SABADELL

By: /s/ Maurici Llado
Name: Maurici Llado
Title: S.V.P.

Address: 2 South Biscayne Blvd., Suite 3301
Miami, FL 35131

Facsimile: (305) 350-1215

Email: LladoM@sabmia.com

PACIFIC ETHANOL EQUITY HOLDINGS LLC

By: /s/ Christian Grane
Name: Christian Grane
Title: Executive Director

By: /s/ Peter Pasqua
Name: Peter Pasqua
Title: Director

Address: c/o WestLB AG, New York Branch
7 World Trade Center
250 Greenwich Street
New York, NY 10007

Facsimile: +1 212 852 6320

Email: christian_grane@westlb.com

SCHEDULE A

Granting Member	Call Option Units

ANB Energy Holdings, LLC	14.363

CIFC Funding 2007-III Asset-V LLC	5.691

CIFC Funding 2007-IV Asset-IV LLC	9.486

Citigroup Global Markets Inc.	39.498

Credit Suisse Securities (USA) LLC	56.347

Credit Suisse Candlewood Private Finance Fund L.P.	0.802

CIFC Funding 2007-48 LTD	10.533

CIFC Funding 2007-50 LTD	4.213

Metropolitan Life Insurance Company	28.994

NKPacific LLC	7.589

Series G of Special Asset Equity Holdings Series, LLC	23.090

Banco De Sabadell S.A.	10.779

Pacific Ethanol Equity Holdings LLC	38.616

Total:	250.000